                                 EXHIBIT 10.34

DHHS 265942305                                             OMB No. 099-0115                                                   TN-07
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       AWARD/CONTRACT        1.  This contract is a rated order under DPAS (15   Rating           Page     of      Pages
                             CFR 350)
                                                                                                        1      30
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 2.  CONTRACT (Proc. Inst. Indent.) NO.   3.  EFFECTIVE DATE             4.  REQUISITION/PURCHASE REQUEST/PROJECT NO.
      N01-NS-2305                             12/1/93                        N/A
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 5.  ISSUED BY                                             Code ______   6.  ADMINISTERED BY (if other than Item 5)

 Contracts Management Branch
 National Institute of Neurological
 Disorders and Storke, NIH
 Federal Building, Room 901
 Bethesda, Maryland  20892
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 7. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip)  8.  DELIVERY
                                                                         FOB Destination

          Collaborative Research, Inc.                                   [] FOB ORIGIN   [] OTHER (See below)
          1365 Main Street                                               ----------------------------------------------------------
          Waltham, Massachusetts  02154                                  9.  DISCOUNT FOR PROMPT PAYMENT

                                                                                    N/A
                                                                         ----------------------------------------------------------
                                                                         10.  SUBMIT INVOICES                     ITEM
                                                                         (4 Copies unless otherwise
                                                                         specified) TO THE ADDRESS                Article G.3
                                                                         SHOWN IN
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 11.  SHIP TO/MARK FOR                                                   12.  PAYMENT WILL BE MADE BY
 See Article D.1.                                                        See Article G.3
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  13.   AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION         14.  ACCOUNTING AND APPROPRIATION DATA
          [] 10 U.S.C. 2304(C)(     )   [] 41 U.S.C. 253(c)(     )       CAN: 4-8426315  O.C. 25.3K
                                                                         DOC, NO.: NINS42305A  EIN: 1-042297484-A1

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 15A. ITEM NO.               15B. SUPPLIES/SERVICES        15C. QUANTITY 15D. UNIT                15E. UNIT PRICE 15F. AMOUNT
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 Title:   Large Scale Automated DNA Sequencing of Human Genes                                     INCREMENTALLY FUNDED
          Involved in Neurological Disorders                                                      FY 94           $490,973
 PRINCIPAL INVESTIGATOR: Lynn Doucette-Stamm, Ph.D.                                               FY 95           $496,606
 CONTRACT TERM:  12/1/93 - 11/30/96                                                               FY 96           $520,858
 CONTRACT TYPE:  Cost-Plus-A-Fixed-Fee
 RFP-NIH-NINDS-93-11
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                                                                         15G. TOTAL AMOUNT OF CONTRACT         $1,508,437
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

                                                     16.  TABLE OF CONTENTS
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-----------------------------------------------------------------------------------------------------------------------------------
 ()       SEC                 DESCRIPTION                 PAGE(S)      ()      SEC            DESCRIPTION          PAGE(S)
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 x        A      Solicitation/Contract Form                1           X        1      Contract Clauses            20
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 X        B      Supplies or Services and Prices/Costs     3              Part III - List of Documents, Exhibits and Other Attach.
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 X        C      Description/Specs.Work Statement          6           X       J       List of Attachments         27
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 X        D      Packaging and Marking                    10                 Part IV - Representations and Instructions
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

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 X        E      Inspection and Acceptance                11                   K       Representations, Certifications and
                                                                                       Other Statements of Offerors
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 X        F      Deliveries or Performance                12                   L       Instrs., Cond., and Notices to Offerors
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 X        G      Contract Administration Data             14                   M       Evaluation Factors for Award
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 X        H      Special Contract Requirements            28
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                                  CONTACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
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 17.  [] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required     18.  [] AWARD (Contractor is not required to sign this
 to sign this document and return TWO copies to issuing office.)       document.)  Your officer on Solicitation Number
 Contractor agrees to furnish and deliver all items or perform all     _______________________________________, including the
 the services set forth or otherwise identified above and on any       additions or changes made by you which additions or
 continuation sheets for the consideration stated herein.  The         changes are set forth in full above, is hereby
 rigths and obligations of the parties to this contract shall be       accepted as to the items listed above and on any
 subject to and governed by the following documents: (a) this          continuation sheets.   This award consummates the
 award/contract, (b) the solicitation, if any and (c) such             contract which consists of the following documents.
 provisions, representations, certifications, and specifications,      (a) the Government's solication and your offer, and
 as are attached or incorporated by reference herein.  (Attachments    (b) this award/contract.  No further contractual
 are listed herein.)                                                   document is necessary.
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 19A.  Name and Title of Signer (Type or print)                        20A.  Name of Contracting Officer
       Gerald F. Vovis, Ph.D.                                                Kirkland L. Davis
       Senior Vice President, R&D
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 19B. Name of    19C. Date Signed                                      20B UNITED      20D. DATE SIGNED
 Contractor                                                            STATES OF
                                                                       AMERICA
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

Section B  - SUPPLIES OR SERVICES AND PRICES/COSTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

         ARTICLE B.1  BRIEF DESCRIPTION OF SUPPLIES OR SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         ARTICLE B.2  ESTIMATED COST AND FIXED-FEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         ARTICLE B.3  PROVISIONS APPLICABLE TO DIRECT COSTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

Section C  - DESCRIPTION/SPECIFICATION/WORK STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

         ARTICLE C.1  WORK STATEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

Section D  - PACKAGING AND MARKING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

Section E  - INSPECTION AND ACCEPTANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

         ARTICLE E.1  INSPECTION AND ACCEPTANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

Section F  -  DELIVERIES AND PERFORMANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

         ARTICLE F.1  PERIOD OF PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         ARTICLE F.2  TECHNICAL REPORTING REQUIREMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         ARTICLE F.3  DELIVERY OF REPORTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

         ARTICLE F.4  STOP WORK ORDER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

Section G  - CONTRACT ADMINISTRATION DATA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

         ARTICLE G.1  KEY PERSONNEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         ARTICLE G.2  PROJECT OFFICER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         ARTICLE G.3  INVOICE SUBMISSION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         ARTICLE G.4  CONTRACT FINANCIAL REPORT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         ARTICLE G.5  GOVERNMENT PROPERTY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

Section H  - SPECIAL CONTRACT REQUIREMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

         ARTICLE H.1  REFERENCES TO THE DEPARTMENT OF HEALTH AND HUMAN SERVICES . . . . . . . . . . . . . . . . . . . . . . . .  19
         ARTICLE H.2  REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND DEVELOPMENT PROJECT . . . . . . . . . . . . . . . . .  19
         ARTICLE H.3  REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFEROR . . . . . . . . . . . . . . . . . . . . .  19
         ARTICLE H.4  SALARY RATE LIMITATION LEGISLATION PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         ARTICLE H.5  HUMAN SUBJECTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

Section I - CONTRACT CLAUSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

         ARTICLE I.1  CLAUSES INCORPORATED BY REFERENCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         ARTICLE I.3  ADDITIONAL CONTRACT CLAUSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         ARTICLE I.4  CLAUSES INCLUDED IN FULL TEXT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

Section J - LIST OF ATTACHMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

                                                      Contract No. NO1-NS-4-2305

                                  SECTION B
                                  ---------

                    SUPPLIES OR SERVICES AND PRICES/COSTS
                    -------------------------------------

ARTICLE B.1 BRIEF DESCRIPTION OF SUPPLIES OR SERVICES
-----------------------------------------------------

The contract involves research and development to improve and provide large scale DNA template production applicable to large scale DNA sequencing analysis. In addition, performance under the contract will require screening and amplification of clones from lambda, cosmid, or YAC libraries and biological samples, and gentic typing with highly informative PCR-based markers.

ARTICLE B.2 ESTIMATED COST AND FIXED-FEE
----------------------------------------

             (a) The estimated cost for performance of work under this contract, including all direct and indirect costs is $1,373,414.00.

             (b) The fixed-fee for this contract is $135,023.000. The fee shall be paid in direct ratio to the level of effort expended; that is, the percent of fee paid shall be equal to the percent of effort actually expended. Payment shall be subject to the withholding provisions of the clauses Allowable Cost and Payment, and Fixed Fee incorporated herein and made a part of this contract. Payment of fixed-fee shall not be made in less than monthly increments.

             (c) The Government's obligation, represented by the sum of the estimated cost plus fixed-fee, is $1,508,437.00.

             (d) Total funds currently available for payment and allotted to this contract are $490,973.00, of which $447,026.00 represents the estimated reimbursable costs, and $43,947.00 the fixed fee. For further provisions on funding, refer to the LIMITATION OF FUNDS clause.

             (e) It is estimated that the amount currently allotted will cover performance of work under the contract through November 30, 1994.

             (f) The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

          (g) It is estimated that future allotments will be awarded as follows:

                 Period                    Est. Cost           Fee           Total
                 12/1/94-11/30/95          $452,155            $44,451       $496,606
                 12/1/95 - 11/30/96        $474,233            $46,625       $520,858


ARTICLE ARTICLE B.3 PROVISIONS APPLICABLE TO DIRECT COSTS
---------------------------------------------------------

          (a)    Items Unallowable Unless Otherwise Provided
                 -------------------------------------------

                 Notwithstanding the clauses Allowable Cost and Payment and Subcontracts (Cost-Reimbursement and Letter Contracts) incorporated in this contract, unless authorized elsewhere in this contract or in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

                 (1) Acquisition, by purchase or lease, of any interest in real property;

                 (2)    Special rearrangement or alteration of facilities;

                 (3) Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value (general purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

                 (4)    Travel to attend general scientific meetings;

                 (5)    Foreign travel - see b.2. below;

                 (6)    Patient care costs; and

                 (7) Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and "sensitive items" (defined and listed in the CONTRACTOR'S GUIDE FOR CONTROL OF GOVERNMENT PROPERTY,
                        1990), regardless of acquisition value.

          (b)    Travel Costs
                 ------------

                 (1)    Domestic Travel
                        ---------------

                 a. Total expenditures for domestic travel (including transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $3,200 without the prior written approval of the Contracting Officers.

                 b. Reimbursement of travel costs directly attributable to contract performance and any other travel approved by the Contracting Officer shall be made in accordance with the provisions set forth below:

                          1.      This contract is subject to the provisions of
                                  Section 24 of Public Law 99-234 which amends the Office of Federal Procurement Policy Act to provide that contractor costs for travel, including lodging, other subsistence, and incidental expenses, shall be allowable only to the extent that they do not exceed the amount allowed for Federal employees.

                          2. The contractor, therefore, shall invoice and be reimbursed for all travel costs in accordance with FAR 31.205-46.

                (2)       Foreign Travel
                          --------------

                          Requests for foreign travel must be submitted at least six weeks in advance, and shall contain the following: (a) meeting(s) and place(s) to be visited, with costs and dates; (b) name(s) and title(s) of Contractor personnel to travel, their functions in the contract project; (c) contract purposes to be served by the travel; (d) how travel of Contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of NIH contract funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person, if such is suggested; and (f) what additional functions may be performed by the traveler(s) to accomplish other purposes of the contract and thus further benefit the contract.

ARTICLE ARTICLE B.4 ADVANCE UNDERSTANDINGS

        (a) Other provisions of this Contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Government:

                (1) Purchase a computer software package (Fourth Dimension), including Compiler, and Runtime License, in an amount of $1,052.

                (2) Travel costs (including air fair, registration fees, ground transportation, and incidental expenses) for the Principal Investigator to attend the annual "Genome Sequencing and Analysis Conference" held each summer in Hilton Heal, South Carolina. Travel to this conference is authorized for 1994, 1995, and 1996. The total amount authorized for this travel, during the period of this contract, is $3,200.

        (b) In no event shall the final amount reimbursable for overhead costs exceed a ceiling rate of 80% of total costs, excluding equipment. The Contractor shall complete all work in accordance with the STATEMENT OF WORK, terms, and conditions of this contract. Any overhead costs over and above this cost ceiling shall not be reimbursed under this contract or by any other Government contract, grant or cooperative agreement.


                                  SECTION C
                                  ---------

                    DESCRIPTION/SPECIFICATION/WORK STATEMENT
                    ----------------------------------------

ARTICLE C.1  WORK STATEMENT
---------------------------

        (a)     Introduction:
                ------------

                The key objectives of the requested research effort are to speed up ongoing genetic research to obtain data critical for diagnosis, treatment and prevention of genetic neurological disorders. The contractors will perform genetic research at the most labor-intensive, space- and time- consuming preparatory level. This will enable the NINDS Sequencing facility, using highly efficient automated analysis, to extend these preliminary results. Investigators could then be supplied with analyzed sequences, candidate disease gene loci from genetic typing, candidate exons from physical maps or candidate disease-specific mutations.

                The NINDS DNA sequencing facility is currently equipped with four ABI 373A DNA sequencers and ABI Catalyst robotic station for performing sequencing reactions. Thirty six templates a day can be sequenced per sequencer. The same sequencers can be used for automatic genetic typing and identification of unknown mutations using single-strand conformational polymorphism (SSCP) protocols. The capacity of this Facility is very substantial and that places pressure on the other steps of the overall process, in particular the production of sequencing templates, carrying out sequencing reactions, marker selection for genetic typing, preparing and initial testing of genomic libraries, storage and analysis of data.

                This research is to improve and provide large scale DNA template production applicable to automated DNA sequence analysis.

        (b)     Technical Specifications:
                ------------------------

                Independently, and not as an agent of the Government, the contractor shall exert its best efforts to continue development of new and highly reproducible rapid DNA template production and purification procedures which provide DNA of sufficient purity for highly accurate automated DNA sequence analysis. It is estimated that the Contractor will be required to provide approximately 10,000 purified DNA template preparations/year; genetic typing in the amount of approximately 70 to 100 markers per 100 samples/year; and screening approximately 10 to 20 libraries/year. The sources of DNA shall be provided to the Contractor by the NINDS.

                 Specifically, the Contractor shall:

                 (1) Carry out procedures for the creation of ordered deletions in large DNA fragments, develop new procedures to facilitate the generation of such deletions in DNA fragments of interest to the Government. The goal is to make in a given fragment overlapping deletions suitable for sequencing by the use of the Applied Biosystems 373A DNA Sequencer. This shall require sets of deleted clones with each clone delete for about 300 bases relativeto the next larger clone and about 100 base overlap with the adjacent deletion clone.

                 (2) Develop procedures to facilitate the preparation of large numbers of DNA templates in order to provide DNA sequence analysis of sufficient purity to permit automated DNA sequence analysis of greater than 99% accuracy over 400 bases/template.

                 (3) Templates shall be prepared from a variety of substrates, including single strand phage DNA, double strand plasmid DNA, phagemid DNA, and genomic DNA as necessary for a particular gene. Sources of DNA may be clonal bacterial cell-lines or phage supernants, plasmids or bacteriophage, bacteriophage libraries, or plasmid libraries. In the case of phage libraries, the library will be converted by the contractor to plasmid form by in vivo excision. Clones for template preparation will be selected at random or after screening with probes supplied by NIH that are designed to eliminate undesirable clones.

                 (4) The goals outlined in 1 and 2 (above) shall be accomplished by utilizing a variety of procedures depending upon the particular substrate being used. These procedures would include, but not be limited to, polymerase chain reaction, PEG precipitation, cesium chloride gradients, column chromatography and continuous eluction gel electrophoresis, in an attempt to establish the most rapid/cost effective and high quality procedure for DNA template isolation and purification.

                 (5) The contractor shall be required to produce approximately 10,000 DNA templates of sufficient purity per year for automated DNA sequence analysis.

                 (6) The contractor shall provide at least 20 micrograms of each DNA template.

                 (7) As a part of the evaluation process the NINDS Project Officer will provide frequent feed-back information to the Contractor concerning the template quality and quantity, and the actual size of deletions. The Contractor shall provide the Project Officer with information concerning the enzymes being used for ongoing subcloning to determine the absolute orientation and position of subclones and deletions with respect to the original clone.
                        This information sent back to the contractor will aid in procedure modification pursuant to the above goals.

                 (8) The contractor shall select highly polymorphic markers appropriate for genetic typing of a disease affected pedigre and conduct genetic typing using DNA source provided by the Government to exclude genetic linkage to the disease gene in certain areas of the genome as determined by the Project officer.

                 (9) The contract shall perform initial screening of YAC or cosmid libraries using hybridization and PCR with probes or primers that will be identified by the Project Officer. The YAC or cosmid clones containing the fragment of interest shall be subclined into plasmids. The subclines should contained each fragment in both orientations and ordered deletions generated if requested by the Project Officer.

        (c)      Special Requirements
                 --------------------

                 (1) Performance of work under this contract shall not support or include any activity or studies indirectly involving either human subjects or live vertebrate animals.

                 (2) To facilitate the establishment of communications for the data in both locations, the Contractor shall provide the NINDS with the documentation for the design of their data base as well as the scripts and source codes.

                 (3) The Contractor understands that all clones furnished by the Government are the property of the Government. The Contractor shall use the clones for the purpose of performing the contract. The clones and any subsequent materials derived from them shall not be used for any other purpose, specifically, but not limited to their use as probes for mapping or any other purpose or distributed to any other partners. The Contractor also understands that all data, subclones or other material derived from the Government furnished material are solely the property of the Government. All information concerning the Government provided samples shall be considered privileged information and shall not be disseminated to any parties not directly involved in the execution of the contract. The Contractor understands that it has no rights, commercial or otherwise, to data derived from the sequence of the Government supplied material or derivatives of that material nor data derived from the use of subclones provided by the Government and used by the Government or their collaborators for any purpose. The Contractor shall have rights to any procedures or materials developed solely by them under the contract for the preparation of templates, automation of procedures, construction of new vectors, and other processes or constructions that are generated in performance of this contract. The Contractor understands that the Government retains the right of a royalty free license to use such inventions as may be developed by the Contractor under this Contract. The Contractor shall provide the NINDS with a copy of any manuscript they propose to publish to insure that they have only included information concerning procedures that the Contractor has developed, and is not revealing privileged information about Government supplied materials.

                 (4) The Contractor shall store all clones it derives until notified by the NINDS. Upon receiving written instructions from the NINDS, the Contractor will send such clones to the NINDS or destroy them.

         (d)     Government Furnished Materials
                 ------------------------------

                 (1) The Government shall provide the source of DNA to the Contractor for clone preparation and purification. The source of DNA will be plasmid transfected or phage infected cells, genomic DNA, plasmid DNA, phage supernatants as deemed appropriate by the NINDS Project Officer, based on the particular scientific needs of the Government. The source of DNA will usually be one of three classes which shall require somewhat different processing by the Contractor. Class one shall be human total genomic DNA which the contractor shall use for genetic mapping. Class two shall be YAC, cosmid or lambda clones containing genomic DNA or plasmid clones containing cDNA which the contractor shall use to subclone into a vector suitable for ordered deletion generation, generate ordered deletions and prepare templates for automated sequencing. Class three shall be plasmid or phage clones containing small inserts which the Contractor shall amplify and purify and prepare for automated sequencing. NINDS will provide instructions on the procedure needed.

                 (2) Government property acquired under contract NO1-NS-0-2387 is hereby transferred for use in direct performance of work hereunder and is made available on an "as is" basis. A list of this property is provided as Attachment #1 under Section J. FAR clause 52.245-19, Government Property Furnished "As Is," is hereby made part of this contract. This clause is in addition to FAR clause 52.245-5, Government Property (Cost Reimbursement, Time-and-Material, or Labor-Hour Contract), also made a part of this contract.

ARTICLE C.2  LEVEL OF EFFORT
----------------------------

         (a) In accomplishing the work set forth herein, the Contractor shall provide the labor hours per labor category as specified below during the period set forth in Section F, Article F.1. The labor hours exclude absences for vacation, sick leave, and holidays. It is estimated that the labor hours will be expended approximately as follows:

                  Labor Category                     Year 1      Year 2         Year 3
                  --------------                     ------      ------         ------
                  Principal Investigator               520         520            520


                  Prog. Analyst                       208         208          208

                  Laboratory Technicians            6,240       6,240        6,240
                                                   -----       -----        -----

                  Total Hours                       6,968       6,968        6,968

         (b) The Contractor agrees to use its best efforts to accomplish all the work outlined or referenced under Article C.1. above. Performance of the requirements under this Article will be considered acceptable if the work is performed in accordance with high standards of scientific and professional skills and the indicated level of effort has been substantially applied, provided, however, that all other requirements are met, including delivery of reports and other materials as may be required under the contract. Substantially applied means delivery of at least 90% of the total labor hours specified.

         (c) In the event fewer hours than that above are used by the Contractor in accomplishing the work prescribed in Article C.!., and the Government has not invoked its rights under FAR Clause 52.249-6, Termination (Cost-Reimbursement), incorporated in this contract the parties agree that the fee will be adjusted based solely upon the quantity of hours by which the number of hours furnished is less than the number of hours specified in this Article. The resulting adjustment shall be evidenced by a contract modification.

                                   SECTION D
                                   ---------
                             PACKAGING AND MARKING
                             ---------------------

         1. The Contractor shall be responsible for transfer of the completed templates to the NINDS in a manner that assures the biological and chemical stability of the samples. The samples shall be shipped on wet/dry ice via overnight mail service to the following address:

                  Project Officer
                  DNA Sequencing Facility
                  Section of Neurogenetics
                  Division of Intramural Research
                  National Institute of Neurological
                  Disorders and Stoke, NIH,
                  Park Building, Room 405
                  12420 Parklawn Drive
                  Rockville, Maryland  20857

         2. The cover page of all report deliverables shall be marked in accordance with the following identifiers:

         (a)      Title:

         (b)      Contract Number:

         (c)      Name of Contractor:

         (d)      Name of Principal Investigator:

         (e) Report deliverables shall be identified by type i.e. (Progress Reports, Salient Result Report, and/or Final Report), and indicate the period covered.

                                  SECTION E
                                  ---------

                          INSPECTION AND ACCEPTANCE
                          -------------------------

ARTICLE E.1  INSPECTION AND ACCEPTANCE

         (a) The Contracting Officer or a duly authorized representative shall perform inspection and acceptance of all materials, reports, and services to be provided.

         (b) For the purposes of this ARTICLE, the Project Officer designated in Article G.2. is the authorized representative of the Contracting Officer.

         (c) Inspection and acceptance of contract work and/or deliverables shall be performed at the DNA Sequencing Facility, Section of Neurogenetics, Division of Intramural Research, National Institute of Neurological Disorders and Stroke, NIH, Park Building, Room 405, 12420 Parklawn Drive, Rockville, Maryland 20857; or at the Contractor's facility. The Project Officer may make regular visits to the Contractor's facility in order to monitor progress of work. Acceptance of work may be presumed unless otherwise indicated in writing by the Contracting Officer within 30 days after performance or delivery of specified items.

         (d) This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

         FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE: 52.246-9, INSPECTION OF RESEARCH-DEVELOPMENT (Short Form) (APRIL 1984).

                                  SECTION F
                                  ---------

                           DELIVERIES AND PERFORMANCE
                           --------------------------

ARTICLE F.1 PERIOD OF PERFORMANCE
---------------------------------

The period of performance of this contract shall be from December 1, 1993 through November 30, 1996. The period of performance encompasses submission, review and acceptance of the final report, and any other deliverables as may be required under the contract.

ARTICLE F.2 TECHNICAL REPORTING REQUIREMENTS
--------------------------------------------

In addition to those reports required by SECTION I and other terms of this contract, the Contractor shall prepare and deliver to the Project Officer, with one additional copy to the Contracting Officer, the following reports in the manner stated below:

         (a)      Progress Reports
                  ----------------

                  One (1) copy of a quarterly progress report plus abstract including a description of work performed during the period reported upon, and the anticipated work plan for the coming quarter, due 30 days after the last day of the quarter. A quarterly report is not due for the quarterly period in which the final report falls due.

         (b)      Salient Results Reports
                  -----------------------

                  One (1) copy of a yearly report, which discusses and summarizes salient results achieved in the previous contract year. These reports are required for only the first and second contract years, and shall be delivered within ten days following the close of the yearly period reported upon.

         (c)      Final Report
                  ------------

                  Five (5) copies of a comprehensive final report plus abstract shall be submitted on or before the expiration date of the contract. All copies of publications supported by the contract shall be included. The final report shall contain sufficient detail to enable the sponsoring NINDS Division or other competent parties to duplicate the results of the Contractor in the complete processing of large insert clones to sequenceable templates generated by ordered deletion as described in the Statement of Work. The report shall contract enabling detail of all new procedures or processes developed by the Contractor under this contract, especially concerning the use of robotics, other automated procedures, or any other changes from the original starting point of the research. The report shall contain sufficient detail to enable the NINDS Project Officer to evaluate the effectiveness of the original procedures in the hands of the Contractor as well as to compare the effectiveness of the original procedures with the procedures developed by the Contractor. The final report shall also include details concerning problems with the procedures and strategies employed in carrying out the contract.

         (d)      Verbal Reports
                  --------------

                  The Contractor shall conduct weekly discussions with the NINDS Project Officer on the current status of the project, status of samples being processed, etc.

ARTICLE F.3  DELIVERY OF REPORTS
--------------------------------

     Copies of the reports specified in ARTICLE F.2. above shall be delivered f.o.b. destination to the following addresses:

         (1)      Project Officer
                  DNA Sequencing Facility
                  Section of Neurogenetics, DIR
                  National Institute of Neurological Disorders
                  and Stroke, NIH,
                  Park Building, Room 405
                  12420 Parklawn Drive
                  Rockville, Maryland  20857

         (2)      Contracting Officer
                  Contracts Management Branch, DEA
                  National Institute of Neurological
                  Disorders and Stroke, NIH
                  Federal Building, Room 901
                  7550 Wisconsin Avenue
                  Bethesda, Maryland  20892

ARTICLE F.4  STOP WORK ORDER
----------------------------

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER I) CLAUSE: 52.212-13, STOP WORK ORDER, (AUGUST 1989) with ALTERNATE I (APRIL 1984).

                                  SECTION G
                                  ---------

                         CONTRACT ADMINISTRATION DATA
                         ----------------------------

ARTICLE G.1  KEY PERSONNEL
--------------------------

         (a) Pursuant to the Key Personnel clause incorporated in this contract, the following individual is considered to be essential to the work being performed hereunder:

                           Name                      Title
                           ----                      -----
                  Lynn Doucette-Stamm, Ph.D.         Principal Investigator

         (b) The clause cited above contains a requirement for review and approval by the Contracting Officer of written request for change of Key Personnel reasonably in advance of diverting this individual from the contract. Advance notice should not be less than thirty (30) days prior to departure.

ARTICLE G.2  PROJECT OFFICER
----------------------------

         (a) The following official will represent the Government for the purpose of this contract:

                  Name                               Title
                  ----                               -----
                  Lev Goldfarb, Ph.D.                Project Officer

         (b) The Project Officer is responsible for (1) monitoring the contractor's technical progress, including the surveillance and assessment of performance, and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required;
                  (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

         (c) The Contracting Officer is the only person with the authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to (1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement of costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

         (d) The Government may unilaterally change its Project Officer designation.

ARTICLE G.3  INVOICE SUBMISSION
-------------------------------

         (a) Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts, NIH (RC)-1, are attached and made part of this contract. These instructions and the following directions for the submission of invoices/financing requests must be followed to meet the requirements of a "proper" payment request pursuant to FAR Subpart 32.9.

         (b) Invoices/financing requests shall be submitted concurrently as follows:

                  (1) An original and two copies to the following designated payment office:

                                    Chief, Contracts Section, FAAB
                                    Division of Financial Management
                                    National Institutes of Health
                                    Building 31, Room B1B05A
                                    9000 Rockville Pike
                                    Bethesda, Maryland 20892

                  (2)      Three copies to the following approving officer:

                                    Contracting Officer
                                    Contracts Management Branch
                                    National Institute of Neurological
                                    Disorders and Stroke, NIH
                                    Federal Building, Room 901
                                    7550 Wisconsin Avenue
                                    Bethesda, Maryland 20892

         (c) Inquiries regarding payment of invoices/financing requests should be directed to the designated payment office, attention Chief, Contracts Section, FAAB, (301) 496-6452.

ARTICLE G.4  CONTRACT FINANCIAL REPORT
--------------------------------------

         (a) Financial reports on the attached Form NIH 2706, Financial Report of Individual Project/Contract, shall be submitted by the Contractor in accordance with the instructions, which accompany the form, in an original and two copies, not later than the thirtieth (30th) working day after the close of the reporting period. The line entries for elements of cost (expenditure categories) which shall be reported within the total contract are listed in paragraph (e) below. Subsequent changes and/or additions in the line entries shall be made in writing.

         (b) In accordance with that part of the NIH 2706 instructions entitled "Preparation Instructions," all columns A through J shall be completed for each report submitted.

         (c) The first financial report shall cover the period consisting of the first full three calendar months following the effective date of the contract, in addition to any fractional part of the initial month. Thereafter, reports shall be submitted on a quarterly basis.

         (d) The Contracting Officer may require the Contractor to submit detailed support for costs contained in one or more interim financial reports. This clause does not supersede the record retention requirements in FAR 4.7.

         (e)      The following expenditure categories shall be reported:

                 Expenditure Categories                                      Hours
                 ----------------------                                      -----
                 -Personnel - Key (PI)                                        1,560
                 -Personnel - Prog. Analyst                                     624
                 -Personnel - Lab. Technicians                               18,720
                 Fringe Benefits
                 -Materials/Supplies
                   -Travel
                   -Equipment
                   -Other Direct Costs
                   -Overhead Costs
                   -Fixed Fee
                   -Total Cost to the Government

ARTICLE G.5  GOVERNMENT PROPERTY
--------------------------------

         (a)      Control of Government Property
                  ------------------------------

                  In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor shall comply with the provisions of DHHS Publication, CONTRACTOR'S GUIDE FOR CONTROL OF PROPERTY, 1990, which is incorporated by reference. Among other issues, this publication provides a summary of the Contractor's responsibilities regarding purchase authorizations and inventory and reporting requirements under the contract. Copies of the publication may be obtained from the Research Contracts Property Administration, National Institutes of Health, Building 13, Room 2E-65, 9000 Rockville Pike, Bethesda, Maryland 20892.

                  In the event of an inconsistency between this publication and the terms and conditions of this contract, the terms and conditions of the contract shall prevail.

         (b)      Contractor-Acquired Government Property - Schedule I-A
                  ------------------------------------------------------

                  Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor is hereby authorized to acquire the property listed below for use in direct performance of work under this contract. Title to this property shall vest in the Government.

                  QUANTITY          DESCRIPTION           TOTAL COST

                 2 (Two)        Power Supply (Computer Controlled)      $4,990
                                Bio-Rad, @ $2,495 each

                 4 (Four)       Poker-Face Gel Electrophoresis
                                Apparatus (Hofer) @ $925 each           $3,700

                 2 (Two)        12 Channel Pipetting Syringe
                                (Hamilton) @ $650 each                  $1,300

                 1 (One)        Macintosh Centris 650 Computer
                                with Radius Display, Keyboard, etc.     $4,017

Sales tax, transportation, and/or installation charges are allowable, but must be listed and billed separately. The attached form HHS-565, Report of Capitalized and Nonexpendable Equipment, must be completed pursuant to the NIH Invoice/Financing Request Instructions and forwarded with the financing request in which such charges are claimed. Equipment reported on the form HHS-565 must be sent to the NIH Property Administrator, Building 13, Room 2E-65, Bethesda, MD, 20892. No substitution of equipment shall be made without the prior written approval of the Contracting Officers. Unit prices for the above property may not exceed the authorized amounts by more than fifteen (15) percent without written authorization of the Contracting Officer.

         NIH decal numbers (attached) shall be affixed to the equipment authorized above.

         (c)     Government Furnished Property - Schedule II-1
                 ---------------------------------------------

                 Pursuant to the clause Government Property incorporated in this contract, the Contractor is hereby authorized to retain custody of the property listed in the attached Schedule II-A (Attachment #1 under Section J) for use in direct performance of this contract. Accountability for the items listed in
                 Schedule II-A is hereby transferred to this contract from predecessor Contract No. NO1-NS-O-2387, under which these items were provided by the Government. Title to this property shall remain in the Government.

                               SECTION H
                               ---------

                       SPECIAL CONTRACT REQUIREMENTS
                       -----------------------------

ARTICLE ARTICLE H.1 REFERENCES TO THE DEPARTMENT OF HEALTH AND HUMAN SERVICES
-----------------------------------------------------------------------------

All references to the Secretary, Department of Health, Education and Welfare, HEW, HEWPR, HEW forms, etc., shall be changed to Secretary, Department of Health and Human Services, HHS, HHSAR, etc., as appropriate.

ARTICLE H.2  REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND DEVELOPMENT
----------------------------------------------------------------------------
PROJECT
-------

The primary purpose of the Public Health Service (PHS) is to support and advance independent research within the scientific community. This support is provided in the form of contracts and grants totaling approximately 7 billion dollars annually. PHS has established effective, time tested and well recognized procedures for stimulating and supporting this independent RESEARCH by selecting from multitudes of applications those research projects most worthy of support within the constraints of its appropriations. The reimbursement through the indirect cost mechanism of independent research and development costs not incidental to product improvement would circumvent this competitive process.

To ensure that all research and development projects receive similar and equal consideration, all organizations may compete for direct funding of independent research and development projects they consider worthy of support by submitting those projects to the appropriate Public Health Service grant office for
review.   Since these projects may be submitted for direct funding, the
Contractor agrees that no costs for any independent research and development project, including all applicable indirect costs, will be claimed under this contract.

ARTICLE H.3 REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFEROR
---------------------------------------------------------------------------

The Contractor's Representations, Certifications and Other Statements of Offeror dated July 26, 1993 are incorporated and made a part of this contract by reference.

ARTICLE H.4  SALARY RATE LIMITATION LEGISLATION PROVISIONS
----------------------------------------------------------

         (a) Pursuant to the Public Law(s) cited in paragraph (b) below, no NIH Fiscal Year funds for the applicable fiscal year(s) and periods cited in paragraph (b) may be used to pay the direct salary of an individual through this contract at a rate in excess of the applicable amount shown for the fiscal year and period covered. Direct salary is exclusive of overhead, fringe benefits and general and administrative expenses. The per year salary rate limit also applies to individuals proposed under subcontracts. If this is a multi-year contract. It may be subject to unilateral modifications by the Government if an individual's salary rate exceeds any salary rate ceiling in future DHHS appropriation acts.

         (b)      Public Law No.     Fiscal Year       Period             Salary Rate Limit
                  --------------     -----------       ------              -----------------
                    103-112             1994           10/1/93-9/30/94         $125,000

ARTICLE H.5  HUMAN SUBJECTS
---------------------------

It is hereby understood and agreed that research involving human subjects shall not be conducted under this contract, and that no material developed, modified, or delivered by or to the Government under this contract, or any subsequent modification of such material, will be used by the Contractor or made available by the Contractor for use by anyone other than the Government, for experimental or therapeutic use involving humans without the prior written approval of the Contracting Officer.

                                  SECTION I
                                  ---------

                               CONTRACT CLAUSES
                               ----------------

ARTICLE I.1  CLAUSES INCORPORATED BY REFERENCE
----------------------------------------------

                   GENERAL CLAUSES FOR A COST-REIMBURSEMENT
                   ----------------------------------------
                      RESEARCH AND DEVELOPMENT CONTRACT
                      ---------------------------------

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the contracting officer will make their full text available.

(a)   FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

         FAR
         CLAUSE NO.               TITLE AND DATE
         ----------               --------------
         52.203-1                 Officials Not to Benefit (APRIL 1984)

         52.203-3                 Gratuities (APRIL 1984)

         52.203-5                 Covenant Against Contingent Fees (APRIL 1984)

         52.203-6                 Restrictions on Subcontractor Sales to the Government (JULY 1985)

         52.203-7                 Anti-Kickback Procedures (OCTOBER 1988)

         52.203-10                Price or Fee Adjustment for Illegal or Improper Activity (SEPTEMBER 1990)

         52.203-12                Limitation on Payments to Influence Certain Federal Transactions (JANUARY 1990)

         52.209-6                 Protecting the Government's Interests when Subcontracting with Contractors Debarred, Suspended, or
                                  Proposed for Debarment (NOVEMBER 1992)

         52.215-1                 Examination of Records by Comptroller General (FEBRUARY 1993)

         52.215-2                 Audit-Negotiation (FEBRUARY 1993)

         52.215-22                Price Reduction for Defective Cost or Pricing Data (JANUARY 1991)

         52.215-24                Subcontractor Cost or Pricing Data (DECEMBER 1991)

         52.215-26                Integrity of Unit Prices (APRIL 1991)

         52.215-27                Termination of Defined Benefit Pension Plans (SEPTEMBER 1989)

         52.215-33                Order of Precedence (JANUARY 1986)

         52.215-39                Reversion or Adjustment of Plans for Post Retirement Benefits Other Than Pensions (PRB) (JULY
                                  1991)

         52.216-7                 Allowable Cost and Payment (JULY 1991)

         52.216-8                 Fixed-Fee (APRIL 1984)

         FAR
         CLAUSE NO.               TITLE AND DATE
         ----------               --------------
         52.219-8                 Utilization of Small Business Concerns and Small Disadvantaged Business Concerns (FEBRUARY 1990)

         52.219-13                Utilization of Women-Owned Small Businesses (AUGUST 1986)

         52.220-1                 Preference for Labor Surplus Area Concerns (APRIL 1984)

         52.220-3                 Utilization of Labor Surplus Area Concerns (APRIL 1984)

         52.222-2                 Payment for Overtime Premiums (JULY 1990)  NOTE:  The dollar amount in paragraph (a) is $1 unless otherwise specified in the contract.

         52.222-3                 Convict Labor (APRIL 1984)

         52.222-26                Equal Opportunity (APRIL 1984)

         52.222-28                Equal Opportunity Preaward Clearance of Subcontracts (APRIL 1984)

         52.222-35                Affirmative Action for Special Disabled and Vietnam Era Veterans (APRIL 1984)

         52.222-36                Affirmative Action for Handicapped Workers (APRIL 1984)

         52.222-37                Employment Reports on Special Disabled Veterans and Veterans of the Vietnam Era (JANUARY 1988)

         52.223-2                 Clean Air and Water (APRIL 1984)

         52.223-6                 Drug Free Workplace (JULY 1990)

         52.225-11                Restrictions on Certain Foreign Purchases (MAY 1992)

         52.227-1                 Authorization and Consent (APRIL 1984)
                                  Alternate I (APRIL 1984)

         52.227-2                 Notice and Assistance Regarding Patent and Copyright Infringement (APRIL 1984)

         FAR
         CLAUSE NO.               TITLE AND DATE
         ----------               --------------
         52-227-11                Patent Rights - Retention by the Contractor (Short Form) (JUNE 1989) Note:  In accordance with FAR
                                  27.303(a)(2), paragraph (f) is modified to include the requirements in FAR 27.303(a)(2)(i) through
                                  (iv).  The frequency of reporting in (i) is annual.

         52.227-14                Rights in Data - General (JUNE 1987)
                                  Alternates IV and V (JUNE 1987)

         52.227-16                Additional Data Requirements (JUNE 1987)

         52.232-9                 Limitation on Withholding of Payments (APRIL 1984)

         52.232-20                Limitation of Cost (APRIL 1984)

         52.232-23                Assignment of Claims (JANUARY 1986)

         52.232-25                Prompt Payment (SEPTEMBER 1992)

         52.232-28                Electronic Funds Transfer Payment Methods (APRIL 1989)

         52.233-1                 Disputes (DECEMBER 1991)

         52.233-3                 Protest After Award (AUGUST 1989)
                                  Alternate I (JUNE 1985)

         52.242-1                 Notice of Intent to Disallow Costs (APRIL 1984)

         52.242-13                Bankruptcy (APRIL 1991)

         52.243-2                 Changes-Cost Reimbursement (AUGUST 1987)
                                  Alternate V (APRIL 1984)

         52.244-2                 Subcontracts (Cost-Reimbursement and Letter Contracts) (JULY 1985)

         52.244-5                 Competition in Subcontracting (APRIL 1984)

         52.245-5                 Government Property (Cost-Reimbursement, Time-and-Material, or Labor-Hour Contract) (JANUARY 1986)

         52.246-23                Limitation of Liability (April 1984)

         52.249-6                 Termination (Cost-Reimbursement) (MAY 1986)

         52.249-14                Excusable Delays (APRIL 1984)

         52.253-1                 Computer Generated Forms (JANUARY 1991)

         (b)     DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION
                 ---------------------------------------------------
                 REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES
                 ---------------------------------------------

         HHSAR
         CLAUSE NO.               TITLE AND DATE
         ----------               --------------
         352.202-1                Definitions (APRIL 1984)
                                  Alternate I (APRIL 1984)

         352.228-70               Insurance - Liability to Third Persons (DECEMBER 1991)

         352.232-9                Withholding of Contract Payments (APRIL 1984)

         352.233-70               Litigation and Claims (APRIL 1984)

         352.242-71               Final Decisions on Audit Findings (APRIL 1984)

         352.270-5                Publication and Publicity (JULY 1991)

         352.270-7                Paperwork Reduction Act (APRIL 1984)

ARTICLE I.2  AUTHORIZED SUBSTITUTIONS AND MODIFICATIONS OF CLAUSES
------------------------------------------------------------------

ARTICLE I.1. of this SECTION is hereby modified as follows:

         FAR Clause 52.216-7, ALLOWABLE COST AND PAYMENT, pursuant to paragraph
         (d)(2), the cognizant Contracting Officer responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

                 Chief, Financial Advisory Services Branch
                 Division of Contracts and Grants, NIH
                 Building 31, Room 1B43
                 9000 Rockville Pike
                 Bethesda, Maryland 20892

         Rates established by this office are hereby incorporated in the contract without further action of the Contracting Officer.

         FAR Clause 52.232-20, LIMITATION OF COSTS, is deleted in its entirety and LIMITATION OF FUNDS, FAR Clause 2.232-22, is substituted in lieu thereof.

ARTICLE I.3  ADDITIONAL CONTRACT CLAUSES
----------------------------------------

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

         (a)   FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER I) CLAUSES
               ---------------------------------------------------------------

         FAR 52.215-31    Waiver of Facilities Capital Cost of Money (SEPTEMBER
         1987)

         (b) DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION
             ---------------------------------------------------
             REGULATION/PUBLIC HEALTH SERVICE ACQUISITION REGULATION
             -------------------------------------------------------
             (HHSAR/PHSAR) 48 CFR CHAPTER 3) CLAUSES
             ---------------------------------------

         (THERE ARE NO APPLICABLE CLAUSES IN THIS SECTION)

         (c) NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC)
             -------------------------------------------------------------
             CLAUSES
             -------

         NIH(RC)-1   Invoice/Financing Request Instructions for NIH
                     Cost-Reimbursement Type Contracts (06/18/92)

         NIH(RC)-7   Procurement of Certain Equipment (APRIL 1984) (OMB
                     Bulletin 81-16)

ARTICLE I.4  CLAUSES INCLUDED IN FULL TEXT
------------------------------------------

    FAR 52.203-9      REQUIREMENT FOR CERTIFICATE OF PROCUREMENT
                      ------------------------------------------
                      INTEGRITY-MODIFICATION (NOV 1990)
                      ---------------------------------

(a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

(b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

(c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

       CERTIFICATION OF PROCUREMENT INTEGRITY - MODIFICATION (NOV 1990)
       ----------------------------------------------------------------

(1) I, [NAME OF CERTIFIER] am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement (CONTRACT AND MODIFICATION NUMBER).

(2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of [NAME OF OFFEROR] who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

(3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity -- Modification (Continuation Sheet), ENTER "NONE" IF NONE EXISTS) _____________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________________
(Signature of the officer or employee responsible for the modification proposal and date) _____________________________________________________________________
______________________________________________________________________
(Typed name of the officer or employee responsible for the modification proposal) _____________________________________________________________________
_______________________________________________________________________________

*Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

                             (End of certification)

(d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible of the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

(e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

                                (End of clause)

                                  SECTION J
                                  ---------


                              LIST OF ATTACHMENTS
                              -------------------

The following documents are attached and incorporated in this contract:

1.    Government Furnished Property-Schedule II-A, 1 page.

2. Form HHS-565, Report of Capitalized Nonexpendable Equipment, 2 pages (with decal numbers).

3. NIH 2706, Financial Report of Individual/Project Contract with Instructions, 3 pages.

4.    NIH (RC)-1, Invoice/Financing Request Instructions for NIH
      Cost-Reimbursement Type Contracts, (06/18/92), 6 pages.

5. NIH (RC)-7, Procurement of Certain Equipment, (4/84), (OMB Bulletin 81-16), 1 page.

                                                                   ATTACHMENT #1

                 GOVERNMENT FURNISHED PROPERTY - SCHEDULE II-A
                 ---------------------------------------------

The Contractor is hereby authorized to retain custody of the Government property listed below for use in direct performance of work under this contract. Accountability for this equipment is transferred from predecessor Contract No. NO1-NS-0-2387. This property is furnished in an "as is" condition. The terms and conditions of FAR clauses 52.245-5 and 52.245-19 apply and are made a part of this contract.

Quantity             Description
--------             -----------
One (1)              Biomek 1000 workstation with Genesis Software Model 373461 - Beckman Instruments)
One (1)              Genesis Operating System (Model 357308 - Beckman)
One (1)              Electronic Interface Unit (Model 373857 - Beckman)
One (1)              IBM AT Computer (40Mb+monochrome monitor)
One (1)              P20 Single-Tip Pipette Tool 1-20ml (Model 373092 - Beckman)
One (1)              P200 Single-Tip Pipette Tool 20-200ml (Model 373090 - Beckman)
One (1)              HCB 1000 Heater/Cooler Block Unit (Model 372815 - Beckman)
One (1)              Multichannel pipette, eight-tip tool MP20
One (1)              Multichannel pipette, eight-tip tool MP200
Seven (7)            Model 2230M microcentrifuge with 24 place rotor (B. Hermle AG)
One (1)              Model Z280 non-refrigerated microcentrifuge (Hermle)
One (1)              Gene-Amp System 9600 thermocycler (Model N801-0001)
One (1)              486-33 Cache Personal Computer (includes computer, monitor and mouse)
One (1)              High density replicating system (Model 372113 - Beckman)
One (1)              Microtiter plate rotor (Hermle, C0360-59)
One (1)              24-place rotor (Hermle C0360-59)

                        PROCUREMENT OF CERTAIN EQUIPMENT
                        --------------------------------

Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following FEDERAL SUPPLY GROUPS, REGARDLESS OF THE DOLLAR VALUE, without prior written approval of the Contracting Officer.

           67  - Photographic Equipment;
           69  - Training Aids and Devices;
           70  - General Purpose ADP Equipment, Software, Supplies and
                 Support (excluding 7045-ADP Supplies and Support
                 Equipment);
           71  - Furniture;
           72  - Household and Commercial Furnishing and Appliances.
           74  - Office Machines and Visible Record Equipment; 77  -
                 Musical Instruments, Phonographs, and Home-type Radios; and 78 - Recreational and Athletic Equipment.

When equipment in these FEDERAL SUPPLY GROUPS is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources; PROVIDED, the request is made under a cost-reimbursement contract. Extensions or renewals of approved existing leases or rentals of equipment in these FEDERAL SUPPLY GROUPS are excluded from the provisions of this article.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.       CONTRACT ID CODE

2.       AMENDMENT/MODIFICATION NO.   1

3.       EFFECTIVE DATE  See 16C below

4.       REQUISITION/PURCHASE REQ. NO.

5.       PROJECT NO. (IF APPLICABLE)

6.       ISSUED BY

         Contracts Management Branch
         National Institute of Neurological
         Disorders and Stroke, NIH
         Federal Building, Room 901
         Bethesda, MD  20892

7.       ADMINISTERED BY (IF OTHER THAN ITEM 6)

8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP
         CODE)

         Collaborative Research, Inc.
         1365 Main Street
         Waltham, Massachusetts  02154

9A.      AMENDMENT OF SOLICITATION NO.

9B.      DATED (SEE ITEM 11)

10A.     MODIFICATION OF CONTRACT/ORDER NO.  N01-NS-4-2305

10B.     DATED (SEE ITEM 11)  12/1/93

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

__ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ___ is extended ___ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a)  By completing Items 8 and 15, and returning ___ copies of the amendment,
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATE (IF REQUIRED)

         EIN:  1-042297484-A1     DOCN1NS42305A

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X        C.      THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
                 AUTHORITY OF: FAR 1.602-1, and the mutual consent of the parties

         D.      OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

         E. IMPORTANT: CONTRACTOR ___ IS NOT / x / IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN TWO (2) COPIES TO THE ISSUING OFFICE.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE FEASIBLE.)

PURPOSE: To amend Article F.2., TECHNICAL REPORTING REQUIREMENTS, of the contract.

CONTRACT
AMOUNT: Unchanged. The contract amount is neither increased nor decreased by reason of this modification.

EXPIRATION
DATE:       November 30, 1996 (Unchanged).

Except as provided herein, all terms and conditions of the document referenced in Items 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER (Type or print)

         Gerald F. Vovis
         Senior Vice President, Research & Development

15B.  CONTRACTOR/OFFEROR

         _________________________
         (Signature of person authorized to sign)

15C.  DATE SIGNED

         3/8/94

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         Kirkland L. Davis

16B.  UNITED STATES OF AMERICA

         By____________________________________
             (Signature of Contracting Officer)

16C.  DATE SIGNED

CONTRACT NO. NO1-NS-4-2305
MODIFICATION NO. 1


THE GOVERNMENT AND THE CONTRACTOR MUTUALLY AGREE AS FOLLOWS:

ARTICLE F.2. - TECHNICAL REPORTING REQUIREMENTS - beginning with the effective date of this modification, paragraph (a)-PROGRESS REPORTS-is amended to add the following:

In an effort to standardized quarterly reporting periods and progress report due dates, the following schedule should be followed for this contract:

         Quarterly Reporting Periods                        Delivery Due Dates
         ---------------------------                        ------------------
         January 1 - March 31                               April 30
         April 1 - June 30                                  July 31
         July 1 - September 30                              October 31
         October 1 - December 31                            January 31

The first technical progress report required under this contract shall cover the period DECEMBER 1, 1993 through MARCH 31, 1994, and shall be delivered by APRIL 30, 1994. Thereafter reports shall be prepared and delivered in accordance with the above schedule.

                           TECHNICAL REPORT SCHEDULE
                           -------------------------

Collaborative Research, Inc.
Contract No. N01-NS-4-2305

         SCHEDULE FOR DELIVERY AND DISTRIBUTION OF TECHNICAL REPORTS
         -----------------------------------------------------------

DELIVERY SCHEDULE
-----------------

The reports required under Article F.2-TECHNICAL REPORTING REQUIREMENTS-shall be submitted in accordance with the following schedule:

         Quarterly Progress
         Reports                              2    copies   Reporting Period         Due Date
                                           -------          ----------------         --------
                                                            12/01/93-03/31/94        04/30/94
                                                            04/01/94-06/30/94        07/31/94
                                                            07/01/94-09/30/94        10/31/94
                                                            10/01/94-12/31/94        01/31/95
                                                            01/01/95-03/31/95        04/30/95
                                                            04/01/95-06/30/95        07/31/95
                                                            07/01/95-09/30/95        10/31/95
                                                            10/01/95-12/31/95        01/31/96
                                                            01/01/96-03/31/96        04/30/96
                                                            04/01/96-06/30/96        07/31/96
                                                            07/01/96-09/30/96        10/31/96

         Yearly Salient Results
         Report                               2    copies   Reporting Period         Due Date
                                           -------          ----------------         --------

                                                            12/01/93-11/30/94        12/10/94
                                                            12/01/94-11/30/95        12/10/95

         Final Report                         5    copies   12/01/93-11/30/96        11/30/96
                                           -------

DISTRIBUTION OF REPORTS
-----------------------

One copy of each report specified above shall be delivered prepaid to:

         Contracts Management Branch
         National Institute of Neurological Disorders and Stroke, NIH
         Federal Building, Room 901
         7550 Wisconsin Avenue            Attention:  Contracting Officer
         Bethesda, Maryland  20892                    Contract No. N01-NS-4-2305

All other report copies shall be delivered prepaid to:

         Dr. Lev Goldfarb, Project Officer
         National Institute of Neurological Disorders and Stroke, NIH DNA Sequencing Facility, Section of Neurogenetics
         Division of Intramural Research
         Park Building, Room 405
         12420 Parklawn Drive
         Rockville, Maryland  20857

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.       CONTRACT ID CODE:

2.       AMENDMENT/MODIFICATION NO.:  Two (2)

3.       EFFECTIVE DATE:  See 16C below

4.       REQUISITION/PURCHASE REQ. NO.

5.       PROJECT NO. (If applicable):

6.       ISSUED BY:

         CONTRACTS MANAGEMENT BRANCH
         NATIONAL INSTITUTE OF NEUROLOGICAL
         DISORDERS AND STROKE, NIH
         FEDERAL BUILDING, ROOM 901
         BETHESDA, MD  20892

7.       ADMINISTERED BY (If other than item 6):

8.       NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip
         Code)

         Collaborative Research, Inc.
         1365 Main Street
         Waltham, Massachusetts 02154

9A.      AMENDMENT OF SOLICITATION NO.:

9B.      DATED (SEE ITEM 11):

10A.     MODIFICATION OF CONTRACT/ORDER NO. N01-NS-4-2305

10B.     DATED (SEE ITEM 11):  12/1/93

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

         / /     The above numbered solicitation is amended as set forth in
                 Item 14. The hour and date specified for receipt of Offers / / is extended / / is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

         (a) By completing Items 8 and 15, and returning ___ copies of the amendment. (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.


12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         EIN:    1-042297484-A1
         DOC:    NINSG2305A
         CAN:    4-8426315
         O.C.25.3R
         FY'94 Obligation         $642,000.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(d)      A.      THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority)
                 THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
                 ORDER NO. IN ITEM 10A.

         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.01(b).

         C.      THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
                 AUTHORITY OF:

 X       D.      OTHER (Specifiy type of modification and authority)
                 Unilateral modification pursuant to Article B.2.f.

         E. IMPORTANT: CONTRACTOR /x/is not / /is required to sign this document and return ___ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract matter where feasible.)

         PURPOSE: To allot additional funds to the contract pursuant to the Limitation of Funds clause and ARTICLE B.2.-- ESTIMATED COST, as reflected on pages 1 and 2 of this modification.


                                                                   Est. Cost            Fee             Total
                                                                   ---------            ---             -----
CONTRACT
AMOUNT:       Alloted prior to this modification                  $  447,026          $ 43,947     $  490,973
              Alloted this modification                              583,547            58,453        642,000
                                                                  ----------          --------     ----------
              TOTAL FUNDS ALLOTTED                                $1,030,573          $102,400     $1,132,973

  EXPIRATION DATE:  November 30, 1996 (Unchanged).

Except as provided herein, all terms and conditions of the document referenced in Items 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)



15B.     CONTRACTOR/OFFEROR


         _______________________________________
         Signature of person authroized to sign)


15C.     Date Signed


16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         Kirkland L. Davis

16B.     UNITED STATES OF AMERICA

         By___________________________________
            (Signature of Contracting Officer)

16C.     DATE SIGNED

         6/29/94

CONTRACT NO.:  N01-NS-4-2305
MODIFICATION NO. 2

THE ABOVE NUMBERED CONTRACT IS HEREBY AMENDED AS INDICATED BELOW:

ARTICLE B.2. - ESTIMATED COST AND FIXED-FEE -- Beginning with the effective date of this modification modification, paragraphs (d), (e), and (g) are amended to read as follows:

d. Total funds currently available for payment and allotted to this contract are increased by $642,000, from $490,973 of which $1,030,573 represents the estimated riembursable costs and $102,400 the fixed fee. For further provisions on funding, referen to the LIMITATION OF FUNDS clause.

e. It is estimated that the amount currently alloted will cover performance of work under the contract through February 28, 1996.

g.       It is estimated that future allotments will be awarded as follows:

         Period                   Est. Cost                 Fee              Total
         ------                   ---------                 ---              -----
         3/1/96-11/30/96           $342,841                 $32,623         $375,464

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.       CONTRACT ID CODE:

2.       AMENDMENT/MODIFICATION NO.:  3

3.       EFFECTIVE DATE:  See 16C below

4.       REQUISITION/PURCHASE REQ. NO.

5.       PROJECT NO. (If applicable):

6.       ISSUED BY:

         CONTRACTS MANAGEMENT BRANCH
         NATIONAL INSTITUTE OF NEUROLOGICAL
         DISORDERS AND STROKE, NIH
         FEDERAL BUILDING, ROOM 901
         BETHESDA, MD  20892

7.       ADMINISTERED BY (If other than item 6):

8.       NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip
         Code)

         Collaborative Research, Inc.
         1365 Main Street
         Waltham, Massachusetts 02154

9A.      AMENDMENT OF SOLICITATION NO.:

9B.      DATED (SEE ITEM 11):


10A.     MODIFICATION OF CONTRACT/ORDER NO. N01-NS-4-2305

10B.     DATED (SEE ITEM 11):     12/1/93

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

         / /     The above numbered solicitation is amended as set forth in
                 Item 14. The hour and date specified for receipt of Offers / / is extended / / is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

         (a) By completing Items 8 and 15, and returning ___ copies of the amendment. (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE

                 SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.


12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         EIN:    1-042297484-A1
         DOC:    N1NSG2305A


13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(d)      A.      THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority)
                 THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
                 ORDER NO. IN ITEM 10A.

         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.01(b).

X        C.      THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
                 AUTHORITY OF:
                            FAR Subpart 42.12 Novation and
                            Change-of-Name Agreements

         D. OTHER (Specify type of modification and authority) Unilateral modification pursuant to Article B.2.f.

         E. IMPORTANT: CONTRACTOR / /is not /x/is required to sign this document and return two (2) copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract matter where feasible.)

PURPOSE: To amend Article G.5., GOVERNMENT PROPERTY, to recognize an authorized substitution of Contractor Acquired - Government Property under the contract.

CONTRACT  AMOUNT:         Unchanged.  The contract amount is neither increased
                          nor decreased by reason of this modification.

EXPIRATION DATE:  (November 30, 1996) Unchanged .

Except as provided herein, all terms and conditions of the document referenced in Items 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)

         Gerald F. Vovis, Ph.D.
         Senior Vice President, Research & Development

15B.     CONTRACTOR/OFFEROR


         _______________________________________
         Signature of person authorized to sign)

15C.     Date Signed

         11/30/94

16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         Kirkland L. Davis

16B.     UNITED STATES OF AMERICA

         By___________________________________
            (Signature of Contracting Officer)

16C.     DATE SIGNED

         12/6/94

CONTRACT NO. NO1-NS-4-2305
MODIFICATION NO. 3


THE GOVERNMENT AND THE CONTRACTOR MUTUALLY AGREE AS FOLLOWS:

ARTICLE G.5-GOVERNMENT PROPERTY-Paragraph (b), CONTRACTOR ACQUIRED GOVERNMENT
PROPERTY - SCHEDULE 1-A, is amended to authorize a substitution of property, and Schedule 1-A is amended to read as follows:

                                         SCHEDULE 1-A
                                         ------------
QUANTITY                  DESCRIPTION                                        TOTAL COST
--------                  -----------                                        ----------
Two (2)                   Power Supply (Computer Controlled)                 $4,990
                          Bio-Rad, @ $2,495 each

Three (3)                 Poker-Face Gel Electrophoresis                     $2,775
                          Apparatus (Hofer) @ $925 each

Two (2)                   12 Channel Pipetting Syringe                       $1,300
                          (Hamilton) @ $650 each

One (1)                   Macintosh Centris 650 Computer                     $4,017
                          w/Radius Display, Keyboard, etc.

One (1)                   Water Bath Heating Circulator                      $ 988
                          VWR 1130A, 120V, Model 13271-054


EXCEPT AS AMENDED ABOVE, ALL OTHER TERMS AND CONDITIONS OF THE CONTRACT REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.       CONTRACT ID CODE:

2.       AMENDMENT/MODIFICATION NO.:  4

3.       EFFECTIVE DATE:  See 16C below

4.       REQUISITION/PURCHASE REQ. NO.

5.       PROJECT NO. (If applicable):

6.       ISSUED BY:

         CONTRACTS MANAGEMENT BRANCH
         NATIONAL INSTITUTE OF NEUROLOGICAL
         DISORDERS AND STROKE, NIH
         FEDERAL BUILDING, ROOM 901
         BETHESDA, MD  20892

7.       ADMINISTERED BY (If other than item 6):

8.       NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip
         Code)

         Genome Therapeutics Corporation
         100 Beaver Street
         Waltham, Massachusetts  02154

9A.      AMENDMENT OF SOLICITATION NO.:

9B.      DATED (SEE ITEM 11):

10A.     MODIFICATION OF CONTRACT/ORDER NO. N01-NS-4-2305

10B.     DATED (SEE ITEM 11):  12/1/93

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

         / /     The above numbered solicitation is amended as set forth in
                 Item 14. The hour and date specified for receipt of Offers / / is extended / / is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

         (a) By completing Items 8 and 15, and returning ___ copies of the amendment. (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         EIN:    1-042297484-A1
         DOC:    N1NSG2305A


13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(d)      A.      THIS CHANGE ORDER IS ISSUED PURSUANT TO:  (Specify authority)
                 THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
                 ORDER NO. IN ITEM 10A.

         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.01(b).

X        C.      THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
                            AUTHORITY OF: FAR Subpart 42.12 Novation and
                            Change-of-Name Agreements

         D. OTHER (Specifiy type of modification and authority) Unilateral modification pursuant to Article B.2.f.

         E. IMPORTANT: CONTRACTOR / /is not /x/is required to sign this document and return two (2) copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract matter where feasible.)

         PURPOSE: To formally recognize a change of the Contractor's name from Collaborative Research, Inc., to Genome Therapeutics Corporation pursuant to the attached Change-of-name Agreement, Exhibit A, and the list of affected contracts, Exhibit B, Exhibits A and B are hereby incorporated and made a part of this modification.

         CONTRACT  AMOUNT:  Unchanged.  the contract amount is neither increased nor decreased by reason of this modification.

         EXPIRATION DATE:  (November 30, 1996) Unchanged .

Except as provided herein, all terms and conditions of the document referenced in Items 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)

         Gerald F. Vovis, Ph.D.
         Senior Vice President, Research & Development

15B.     CONTRACTOR/OFFEROR


         _______________________________________
         Signature of person authorized to sign)

15C.     Date Signed

         11/30/94

16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         Kirkland L. Davis

16B.     UNITED STATES OF AMERICA

         By___________________________________
            (Signature of Contracting Officer)

16C.     DATE SIGNED

         12/6/94

                                                                       EXHIBIT A

                            CHANGE OF NAME AGREEMENT

GENOME THERAPEUTICS CORPORATION, a corporation duly organized and existing under the laws of Massachusetts and the UNITED STATES OF AMERICA, enter into this Agreement as of September 6, 1994.

         (a)  THE PARTIES AGREE TO THE FOLLOWING FACTS:

         (1) The Government, represented by various Contracting Officers of the NINDS, NIEHS, and NIMH has entered into certain contracts and purchase order with COLLABORATIVE RESEARCH INC., namely N01-NS-4-2305, 273-93-I-0011, and 263-92-C-0099. The term "the contracts", as used in this Agreement, means the above contracts and purchase orders and all other contracts and purchase orders, including all modifications, made by the Government and the Contractor before the effective date of this Agreement (whether or not performance and payment have bene completed and releases executed if the Government, or the Contractor has any remaining rights, duties, or obligations under these contracts and purchase orders).

         (2) COLLABORATIVE RESEARCH, INC., by an amendment to its certificate of incorporation dated August 31, 1994, has changed its corporate name to GENOME THERAPEUTICS CORPORATION.

         (3) This amendment accomplishes a change of corporate name only and all rights and obligations of the Government and of the Contractor under the contracts are unaffected by this change.

         (4) Documentary evidence of this change of corporate name has been filed with the Government.

         (b)  IN CONSIDERATION OF THESE FACTS, THE PARTIES AGREE THAT.

         (1) The contracts covered by this Agreement are amended by substituting the name "GENOME THERAPEUTICS CORPORATION", for the name "COLLABORATIVE RESEARCH, INC." wherever it appears in the contracts; and

         (2) Each party has executed this Agreement as of the day and year first above written.

UNITED STATES OF AMERICA

By_____________________________

Title__________________________

GENOME THERAPEUTICS CORPORATION

By_____________________________

Title Senior Vice President, Research and Development

I, FENEL M. ELOI, certify that I am the Treasurer of GENOME THERAPEUTICS CORPORATION; that GERALD F. VOVIS, PH.D., who signed this Agreement for this corporation, was then Sr. Vice President of this corporation; and that Agreement was duly signed for and on behalf of this corporation by authority of its governing body and within the scope of its corporate powers. Witness my hand and the seal of this corporation this 7th day of November 1994.

By  Fenel M. Eloi

CONTRACT NO.:  N01-NS-4-2305                                           EXHIBIT B
MODIFICATION NO. 4

FEDERAL CONTRACTS AFFECTED BY NAME CHANGE TO GENOME THERAPEUTICS CORPORATION

NIEHS Contract #263-92-C-0099, National Institute of Environmental Health
Sciences
Attn:   James Patterson, Contracting Officer
        Contracts and Procurement Branch, NIEHS
        P.O. Box 12874
        Research Triangle Park, North Carolina  27709

NIH Contract #273-93-1-0011, Division of Procurement, National Institute of
Health
Attn:     Pamela L. Beverly, Contracting Officer
          Division of Procurement, OA
          Executive Plaza South, Room 818
          6120 Executive Boulevard
          Rockville, Maryland  20892

NINDS Contract #NO1-NS-4-2305, National Institute of Neurological Disorders and Stroke
Attn:     Kirkland L. Davis, Contracting Officer
          Contracts Management Branch
          Federal Building., Room 901
          7550 Wisconsin Avenue
          Bethesda, Maryland 20892

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.       CONTRACT ID CODE

2.       AMENDMENT/MODIFICATION NO.   5

3.       EFFECTIVE DATE  See 16C below

4.       REQUISITION/PURCHASE REQ. NO.

5.       PROJECT NO. (IF APPLICABLE)

6.       ISSUED BY

         Contracts Management Branch
         National Institute of Neurological
         Disorders and Stroke, NIH
         Federal Building, Room 901
         Bethesda, MD  20892

7.        ADMINISTERED BY (IF OTHER THAN ITEM 6)

8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP
         CODE)

         Genome Therapeutics Corporation
         100 Beaver Street
         Waltham, Massachusetts 02154

9A.      AMENDMENT OF SOLICITATION NO.

9B.      DATED (SEE ITEM 11)

10A.     MODIFICATION OF CONTRACT/ORDER NO.  N01-NS-4-2305
10B.     DATED (SEE ITEM 11)  12/1/93

11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

__ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ___ is extended ___ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a)  By completing Items 8 and 15, and returning ___ copies of the amendment,
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATE (IF REQUIRED)

         EIN:  1-042297484-A1     DOCN1NS42305A

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X        C.      THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
                 AUTHORITY OF:  FAR Subpart 42.12 Novation and Change-of- Name
                 Agreements

         D.      OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

         E. IMPORTANT: CONTRACTOR / / IS NOT / x / IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN TWO (2) COPIES TO THE ISSUING OFFICE.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE FEASIBLE.)

PURPOSE: To amend "Exhibit B" made a part of the Change of Name Agreement executed via Modification No. 4 to the contract.
                 The contract numbers affected by the name change and listed in the original "Exhibit B" for both the NEIHS and the Division of Procurement, NIH contracts were incorrect and are properly cited in the attached revised "Exhibit B."

CONTRACT
AMOUNT: Unchanged. The contract amount is neither increased nor decreased by reason of this modification.

EXPIRATION
DATE:            November 30, 1996 (Unchanged).

Except as provided herein, all terms and conditions of the document referenced in Items 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)

                 Gerald F. Vovis
                 Senior Vice President, Research & Development

15B.  CONTRACTOR/OFFEROR

         _________________________
         (Signature of person authorized to sign)

15C.  DATE SIGNED

         12/14/94

16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         Kirkland L. Davis

16B.  UNITED STATES OF AMERICA

         By____________________________________
             (Signature of Contracting Officer)

16C.  DATE SIGNED

         12/19/94

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.       CONTRACT ID CODE

2.       AMENDMENT/MODIFICATION NO.  6

3.       EFFECTIVE DATE  See 16C below

4.       REQUISITION/PURCHASE REQ. NO.

5.       PROJECT NO. (IF APPLICABLE)

6.       ISSUED BY

         Contracts Management Branch
         National Institute of Neurological
         Disorders and Stroke, NIH
         Federal Building, Room 901
         Bethesda, MD  20892

7.       ADMINISTERED BY (IF OTHER THAN ITEM 6)

8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP
         CODE)

         Genome Therapeutics Corporation
         100 Beaver Street
         Waltham, Massachusetts  02154

9A.      AMENDMENT OF SOLICITATION NO.

9B.      DATED (SEE ITEM 11)

10A.     MODIFICATION OF CONTRACT/ORDER NO.  N01-NS-4-2305

10B.     DATED (SEE ITEM 11)  12/1/93

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

__ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ___ is extended ___ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a)  By completing Items 8 and 15, and returning ___ copies of the amendment,
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATE (IF REQUIRED)

         EIN:  1-042297484-A1     DOCN1NS42305A

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X        C.      THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
                 AUTHORITY OF:   FAR 1.602-1, and the mutual consent of the
                 parties

         D.      OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

         E.      IMPORTANT:  CONTRACTOR /    /  IS NOT /  x  / IS REQUIRED TO
                 SIGN THIS DOCUMENT AND RETURN  TWO (2) COPIES TO THE
                 ISSUING OFFICE.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE FEASIBLE.)

PURPOSE: To amend Article G.5., GOVERNMENT PROPERTY, to recognize an authorized substitution of Contractor Acquired - Government Property under the contract.

CONTRACT
AMOUNT: Unchanged. The contract amount is neither increased nor decreased by reason of this modification.

EXPIRATION
DATE:        November 30, 1996 (Unchanged).

Except as provided herein, all terms and conditions of the document referenced in Items 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)

         Gerald F. Vovis, Ph.D.
         Senior Vice President, Research & Development

15C.     DATE SIGNED

         6/22/95

16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         Kirkland L. Davis

16B.     UNITED STATES OF AMERICA

         By____________________________________
             (Signature of Contracting Officer)

16C.     DATE SIGNED

         6/23/95

CONTRACT NO. NO1-NS-4-2305
MODIFICATION NO. 6


THE GOVERNMENT AND THE CONTRACTOR MUTUALLY AGREE AS FOLLOWS:

ARTICLE G.5-GOVERNMENT PROPERTY-Paragraph (b), CONTRACTOR ACQUIRED GOVERNMENT
PROPERTY - SCHEDULE 1-A, is amended to authorize a substitution of property, and Schedule 1-A is amended to read as follows:

                                         SCHEDULE 1-A
                                         ------------
QUANTITY                  DESCRIPTION                                             TOTAL COST
--------                  -----------                                             ----------
Two (2)                   Power Supply (Computer Controlled)                         $4,990
                          Bio-Rad, @ $2,495 each

Two (2)                   Poker-Face Gel Electrophoresis                             $1,850
                          Apparatus (Hofer) @ $925 each

Two (2)                   12 Channel Pipetting Syringe                               $1,300
                          (Hamilton) @ $650 each

One (1)                   Macintosh Centris 650 Computer                             $4,017
                          w/Radius Display, Keyboard, etc.

One (1)                   Water Bath Heating Circulator                              $  988
                          VWR 1130A, 120V, Model 13271-054

One (1)                   VWR Scientific brand Table-Top Orbital                     $1,087
                          Shaker (gyrator shaker)

EXCEPT AS AMENDED ABOVE, ALL OTHER TERMS AND CONDITIONS OF THE CONTRACT REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

REPORT OF CAPITALIZED NONEXPENDABLE EQUIPMENT

1.  DATE

2.  PUBLIC VOUCHER NO.

3.  CONTRACT NUMBER

4.  REPORT NO.

PAGE NO.

NO. PAGES

5.  NAME OF PERSON RESPONSIBLE FOR THIS REPORT

6.  TYPE OF REPORT

         ACQUISITION - GOV. TITLED
         ACQUISITION - CONTR. TITLED
         ANNUAL INVENTORY
         FINAL INVENTORY

7.  NAME AND ADDRESS OF CONTRACTOR

8.  FOR GOV. USE ONLY

9.  ITEM NO.

10.  DESCRIPTION &NSN

11.  GFP OR CAP

12.  MFR.

13.  MODEL OR TYPE

14.  MFR. SERIAL NO.

15.  UNIT ACQUISITION COST

16.  GOV. ID NO.

17.  ACQ. AUTH.

18.  DATE REC'D MO/YR.

19.  AUTHENTICATION BY CONTRACTOR'S SUPERVISORY ACCOUNTING OFFICIAL

SIGNATURE

NAME (TYPED)

TITLE

DATE

20.  ACCEPTED BY AUTHORIZED GOVERNMENT REPRESENTATIVE

VOUCHER NO.

SIGNATURE AND TITLE

DATE

                  INSTRUCTIONS FOR PREPARATION OF HEW FORM 565
                 REPORT OF CAPITALIZED NONEXPENDABLE EQUIPMENT

The report shall be submitted in five copies by the contractor and included with his Public Voucher (or invoice) under which reimbursement for the acquisition of authorized Capitalized Nonexpendable Equipment is required. When utilizing this form for inventory reporting, five copies shall be forwarded to the cognizant Property Administrator. Final inventories must include the Certification required by HHS Manual, Control of Property in Possession of Contractors.

ITEM NO.

1.       Enter date prepared.

2.       Enter Public Voucher (or Invoice) Number.

3.       Enter complete contract number.

4. Enter number of this report. (Reports will be numbered serially beginning with No. 1 for each contract.) Enter page number and total number of pages.

5. Enter name and telephone number of contractor's representative responsible for report.

6.       Indicate type of Report.

7. Enter name and address of contractor exactly as it appears on the contract.

8.       Leave blank.  For Contracting Agency use only.

9.       Enter line item number.  Each report shall begin with number "1".

10-14. Identify the property being reported, including manufacturer, model, type, capacity, size and serial number. When this form is used for inventory reporting, include condition code in item 10 and indicate GFP or CAP in item 11.

15. Enter unit acquisition cost of the item. (List all taxes, discounts, shipping and installation costs as separate items immediately following each item being reported.)

16. For Government-owned property, enter the Government identification number (decal) affixed. For Contractor-owned property, enter contractor's identification number affixed.

17. Enter authorization for acquisition e.g., contract schedule number, contracting officer's authorization letter number, etc.

18. Enter month and year property was received by contractor as reflected on receiving report.

19. Enter signature and title of person authorized to certify to the accuracy of report.

20.      Leave blank.  For Contracting Agency use only.

           This Form may be reproduced by Contractors in size 8" x 10 1/2" only.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.       CONTRACT ID CODE

2.       AMENDMENT/MODIFICATION NO.  7

3.       EFFECTIVE DATE  See 16C below

4.       REQUISITION/PURCHASE REQ. NO.

5.       PROJECT NO. (IF APPLICABLE)

6.       ISSUED BY

         Contracts Management Branch
         National Institute of Neurological
         Disorders and Stroke, NIH
         Federal Building, Room 901
         Bethesda, MD  20892

7.       ADMINISTERED BY (IF OTHER THAN ITEM 6)

8.       NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE AND ZIP
         CODE)

         Genome Therapeutics Corporation
         100 Beaver Street
         Waltham, Massachusetts  02154

9A.      AMENDMENT OF SOLICITATION NO.

9B.      DATED (SEE ITEM 11)

10A.     MODIFICATION OF CONTRACT/ORDER NO.  N01-NS-4-2305

10B.     DATED (SEE ITEM 11)  12/1/93

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

__ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ___ is extended ___ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a)  By completing Items 8 and 15, and returning ___ copies of the amendment,
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATE (IF REQUIRED)

EIN:  1-042297484-A1     DOCN1NS42305A     CAN 6-8426315   O.C.25.2E    FY'96
Obligation $375,464

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

         A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

         C.      THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
                 AUTHORITY OF:

X        D.      OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)  Unilateral
                 modification pursuant to Article B.2., paragraph (f), and P.L.
                 104-56 (continuing resolution for FY 1996)

         E.      IMPORTANT:  CONTRACTOR  / x / IS NOT  /   / IS REQUIRED TO SIGN
                 THIS DOCUMENT AND RETURN _______ COPIES TO THE ISSUING OFFICE.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE FEASIBLE.)

PURPOSE: To allot additional funds to the contract pursuant to the Limitation of Funds clause and Article B.2-ESTIMATED COST AND FIXED FEE.

                                                            Est. Cost        Fee              Total
                                                            ---------        ---              -----
CONTRACT
AMOUNT:       Allotted prior to this modification           $1,030,573       $102,400         $1,132,973
              Allotted this modification No. 7                 342,841         32,623            375,464
                                                            ----------       --------         ----------
                                                            $1,373,414       $135,023         $1,508,437

EXPIRATION
DATE:            November 30, 1996 (Unchanged).

Except as provided herein, all terms and conditions of the document referenced in Items 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)

         Genome Therapeutics Corporation

15B.     CONTRACTOR/OFFEROR

         _________________________
         (Signature of person authorized to sign)

15C.     DATE SIGNED



16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         Kirkland L. Davis

16B.     UNITED STATES OF AMERICA

         By____________________________________
             (Signature of Contracting Officer)

16C.     DATE SIGNED

         11/27/95

CONTRACT NO. NO1-NS-4-2305
MODIFICATION NO. 7


THE ABOVE NUMBERED CONTRACT IS HEREBY AMENDED AS INDICATED BELOW:

ARTICLE B.2.-ESTIMATED COST AND FIXED-FEE-Beginning with the effective date of this modification, paragraphs (d) and (e) are amended to read as follows:

d. Total funds currently available for payment and allotted to this contract are increased by $375,464, from $1,132,973 to $1,508,437 of which $1,373,414 represents the estimated reimbursable costs and $135,023 the fixed fee. For further provisions on funding, refer to the LIMITATION OF FUNDS clause made a part of the contract under
         Section 1.

e. It is estimated that the amount currently allotted will cover performance of work under the contract through November 30, 1996.

ARTICLE H.4.-SALARY RATE LIMITATION LEGISLATION PROVISIONS-paragraph (b) is amended to add the following public law citation for award of FY 1996 funds:

b.       Public Law               Fiscal Year      Period                    Salary Rate Limit
         ----------               -----------      ------                    -----------------
         P.L. 104-56              1996             10/1/95-9/30/96           $125,000
         continuing resolution





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